Exhibit 4.6

Consent Letter

(English Translation)

I, Liu Wenjie (Identity Card number: ), the legal spouse of Wen Wei, hereby unconditionally and irrevocably agree that Wen Wei executes the following documents (hereinafter referred to as the “Transaction Documents”) on September 3, 2020, and that the equity of TuanChe Internet Information Service (Beijing) Co., Ltd. (hereinafter referred to as “Beijing Tuanche”) held by and registered under the name of Wen Wei will be disposed of in accordance with the provisions of the following Transaction Documents:

(i) The Equity Pledge Agreement executed by and among TuanYuan Internet Technology (Beijing) Co., Ltd. (hereinafter referred to as the “WFOE”), Beijing Tuanche and all shareholders thereof; and

(ii) the Exclusive Call Option Agreement executed by and among the WFOE, Beijing Tuanche and all shareholders thereof;

(iii) the Power of Attorney.

I acknowledge that I do not enjoy any interest to the equity of Beijing Tuanche, and undertake that I will not file any claim in respect of the equity of Beijing Tuanche. I further acknowledge that no additional authorization or consent by me is required for the performance and further modification or termination of the Transaction Documents by Wen Wei.

I undertake that I will execute all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents (as amended from time to time).

I agree and undertake that if for any reason I obtain any equity of Beijing Tuanche, I shall be bound by the Transaction Documents (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Tuanche and, for that purpose, once requested by the WFOE, execute a series of written documents, the format and content of which are basically the same with that of the Transaction Documents (as amended from time to time).

I further acknowledge, undertake and warrant that, under any circumstances, including but not limited to my divorce with my spouse, my spouse has the right to independently dispose of the equity of domestic-funded enterprises held by him and the corresponding assets, and I will not take any action which may affect or interfere with the performance by my spouse of his obligations under the Transaction Documents.

The conclusion, validity, interpretation, performance, modification and termination hereof and the settlement of disputes arising from this Consent Letter shall all be governed by the Chinese laws. Any dispute arising from the interpretation and performance hereof shall first of all be settled by the signatories hereto through friendly negotiation. Where the dispute is still not settled within thirty (30) days upon written notification by a Party to the other Parties requesting for the settlement of the dispute through negotiation, any Party may submit the dispute to China International Economic and Trade Arbitration Commission for settlement in accordance with its arbitration rules. The arbitration shall be held in Beijing, and the language of the arbitration shall be Chinese. The arbitration award shall be final and binding upon the Parties.

Signature:	/s/ Liu Wenjie

Name:	Liu Wenjie

September 3, 2020

Consent Letter

(English Translation)

I, Zhang Xiaohong (Identity Card number: ), the legal spouse of Sun Jianchen, hereby unconditionally and irrevocably agree that Sun Jianchen executes the following documents (hereinafter referred to as the “Transaction Documents”) on September 3, 2020, and that the equity of TuanChe Internet Information Service (Beijing) Co., Ltd. (hereinafter referred to as “Beijing Tuanche”) held by and registered under the name of Sun Jianchen will be disposed of in accordance with the provisions of the following Transaction Documents:

(i) The Equity Pledge Agreement executed by and among TuanYuan Internet Technology (Beijing) Co., Ltd. (hereinafter referred to as the “WFOE”), Beijing Tuanche and all shareholders thereof; and

(ii) the Exclusive Call Option Agreement executed by and among the WFOE, Beijing Tuanche and all shareholders thereof;

(iii) the Power of Attorney.

I acknowledge that I do not enjoy any interest to the equity of Beijing Tuanche, and undertake that I will not file any claim in respect of the equity of Beijing Tuanche. I further acknowledge that no additional authorization or consent by me is required for the performance and further modification or termination of the Transaction Documents by Sun Jianchen.

I undertake that I will execute all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents (as amended from time to time).

I agree and undertake that if for any reason I obtain any equity of Beijing Tuanche, I shall be bound by the Transaction Documents (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Tuanche and, for that purpose, once requested by the WFOE, execute a series of written documents, the format and content of which are basically the same with that of the Transaction Documents (as amended from time to time).

I further acknowledge, undertake and warrant that, under any circumstances, including but not limited to my divorce with my spouse, my spouse has the right to independently dispose of the equity of domestic-funded enterprises held by him and the corresponding assets, and I will not take any action which may affect or interfere with the performance by my spouse of his obligations under the Transaction Documents.

The conclusion, validity, interpretation, performance, modification and termination hereof and the settlement of disputes arising from this Consent Letter shall all be governed by the Chinese laws. Any dispute arising from the interpretation and performance hereof shall first of all be settled by the signatories hereto through friendly negotiation. Where the dispute is still not settled within thirty (30) days upon written notification by a Party to the other Parties requesting for the settlement of the dispute through negotiation, any Party may submit the dispute to China International Economic and Trade Arbitration Commission for settlement in accordance with its arbitration rules. The arbitration shall be held in Beijing, and the language of the arbitration shall be Chinese. The arbitration award shall be final and binding upon the Parties.

Signature:	/s/ Zhang Xiaohong

Name:	Zhang Xiaohong

September 3, 2020

Consent Letter

(English Translation)

I, Li Qunfang, (Identity Card number: ), the legal spouse of Du Xingyu, hereby unconditionally and irrevocably agree that Du Xingyu executes the following documents (hereinafter referred to as the “Transaction Documents”) on September 3, 2020, and that the equity of TuanChe Internet Information Service (Beijing) Co., Ltd. (hereinafter referred to as “Beijing Tuanche”) held by and registered under the name of Du Xingyu will be disposed of in accordance with the provisions of the following Transaction Documents:

(i) The Equity Pledge Agreement executed by and among TuanYuan Internet Technology (Beijing) Co., Ltd. (hereinafter referred to as the “WFOE”), Beijing Tuanche and all shareholders thereof; and

(ii) the Exclusive Call Option Agreement executed by and among the WFOE, Beijing Tuanche and all shareholders thereof;

(iii) the Power of Attorney.

I acknowledge that I do not enjoy any interest to the equity of Beijing Tuanche, and undertake that I will not file any claim in respect of the equity of Beijing Tuanche. I further acknowledge that no additional authorization or consent by me is required for the performance and further modification or termination of the Transaction Documents by Du Xingyu.

I undertake that I will execute all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents (as amended from time to time).

I agree and undertake that if for any reason I obtain any equity of Beijing Tuanche, I shall be bound by the Transaction Documents (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Tuanche and, for that purpose, once requested by the WFOE, execute a series of written documents, the format and content of which are basically the same with that of the Transaction Documents (as amended from time to time).

I further acknowledge, undertake and warrant that, under any circumstances, including but not limited to my divorce with my spouse, my spouse has the right to independently dispose of the equity of domestic-funded enterprises held by him and the corresponding assets, and I will not take any action which may affect or interfere with the performance by my spouse of his obligations under the Transaction Documents.

The conclusion, validity, interpretation, performance, modification and termination hereof and the settlement of disputes arising from this Consent Letter shall all be governed by the Chinese laws. Any dispute arising from the interpretation and performance hereof shall first of all be settled by the signatories hereto through friendly negotiation. Where the dispute is still not settled within thirty (30) days upon written notification by a Party to the other Parties requesting for the settlement of the dispute through negotiation, any Party may submit the dispute to China International Economic and Trade Arbitration Commission for settlement in accordance with its arbitration rules. The arbitration shall be held in Beijing, and the language of the arbitration shall be Chinese. The arbitration award shall be final and binding upon the Parties.

Signature:	/s/ Li Qunfang

Name:	Li Qunfang

September 3, 2020

Consent Letter

(English Translation)

I, Xu Zhengcui (Identity Card number: ), the legal spouse of Xu Qiuhua, hereby unconditionally and irrevocably agree that Xu Qiuhua executes the following documents (hereinafter referred to as the “Transaction Documents”) on September 3, 2020, and that the equity of TuanChe Internet Information Service (Beijing) Co., Ltd. (hereinafter referred to as “Beijing Tuanche”) held by and registered under the name of Xu Qiuhua will be disposed of in accordance with the provisions of the following Transaction Documents:

(i) The Equity Pledge Agreement executed by and among TuanYuan Internet Technology (Beijing) Co., Ltd. (hereinafter referred to as the “WFOE”), Beijing Tuanche and all shareholders thereof; and

(ii) the Exclusive Call Option Agreement executed by and among the WFOE, Beijing Tuanche and all shareholders thereof;

(iii) the Power of Attorney.

I acknowledge that I do not enjoy any interest to the equity of Beijing Tuanche, and undertake that I will not file any claim in respect of the equity of Beijing Tuanche. I further acknowledge that no additional authorization or consent by me is required for the performance and further modification or termination of the Transaction Documents by Xu Qiuhua.

I undertake that I will execute all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents (as amended from time to time).

I agree and undertake that if for any reason I obtain any equity of Beijing Tuanche, I shall be bound by the Transaction Documents (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Tuanche and, for that purpose, once requested by the WFOE, execute a series of written documents, the format and content of which are basically the same with that of the Transaction Documents (as amended from time to time).

I further acknowledge, undertake and warrant that, under any circumstances, including but not limited to my divorce with my spouse, my spouse has the right to independently dispose of the equity of domestic-funded enterprises held by him and the corresponding assets, and I will not take any action which may affect or interfere with the performance by my spouse of his obligations under the Transaction Documents.

The conclusion, validity, interpretation, performance, modification and termination hereof and the settlement of disputes arising from this Consent Letter shall all be governed by the Chinese laws. Any dispute arising from the interpretation and performance hereof shall first of all be settled by the signatories hereto through friendly negotiation. Where the dispute is still not settled within thirty (30) days upon written notification by a Party to the other Parties requesting for the settlement of the dispute through negotiation, any Party may submit the dispute to China International Economic and Trade Arbitration Commission for settlement in accordance with its arbitration rules. The arbitration shall be held in Beijing, and the language of the arbitration shall be Chinese. The arbitration award shall be final and binding upon the Parties.

Signature:	/s/ Xu Zhengcui

Name:	Xu Zhengcui

September 3, 2020

Consent Letter

(English Translation)

I, Zhang Baoyun (Identity Card number: ), the legal spouse of Ye Zhen, hereby unconditionally and irrevocably agree that Ye Zhen executes the following documents (hereinafter referred to as the “Transaction Documents”) on September 3, 2020, and that the equity of TuanChe Internet Information Service (Beijing) Co., Ltd. (hereinafter referred to as “Beijing Tuanche”) held by and registered under the name of Ye Zhen will be disposed of in accordance with the provisions of the following Transaction Documents:

(i) The Equity Pledge Agreement executed by and among TuanYuan Internet Technology (Beijing) Co., Ltd. (hereinafter referred to as the “WFOE”), Beijing Tuanche and all shareholders thereof; and

(ii) the Exclusive Call Option Agreement executed by and among the WFOE, Beijing Tuanche and all shareholders thereof;

(iii) the Power of Attorney.

I acknowledge that I do not enjoy any interest to the equity of Beijing Tuanche, and undertake that I will not file any claim in respect of the equity of Beijing Tuanche. I further acknowledge that no additional authorization or consent by me is required for the performance and further modification or termination of the Transaction Documents by Ye Zhen.

I undertake that I will execute all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents (as amended from time to time).

I agree and undertake that if for any reason I obtain any equity of Beijing Tuanche, I shall be bound by the Transaction Documents (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Tuanche and, for that purpose, once requested by the WFOE, execute a series of written documents, the format and content of which are basically the same with that of the Transaction Documents (as amended from time to time).

I further acknowledge, undertake and warrant that, under any circumstances, including but not limited to my divorce with my spouse, my spouse has the right to independently dispose of the equity of domestic-funded enterprises held by him and the corresponding assets, and I will not take any action which may affect or interfere with the performance by my spouse of his obligations under the Transaction Documents.

The conclusion, validity, interpretation, performance, modification and termination hereof and the settlement of disputes arising from this Consent Letter shall all be governed by the Chinese laws. Any dispute arising from the interpretation and performance hereof shall first of all be settled by the signatories hereto through friendly negotiation. Where the dispute is still not settled within thirty (30) days upon written notification by a Party to the other Parties requesting for the settlement of the dispute through negotiation, any Party may submit the dispute to China International Economic and Trade Arbitration Commission for settlement in accordance with its arbitration rules. The arbitration shall be held in Beijing, and the language of the arbitration shall be Chinese. The arbitration award shall be final and binding upon the Parties.

Signature:	/s/ Zhang Baoyun

Name:	Zhang Baoyun

September 3, 2020

Consent Letter

(English Translation)

I, Xu Jieting (Identity Card number: ), the legal spouse of Lan Zhiwen, hereby unconditionally and irrevocably agree that Lan Zhiwen executes the following documents (hereinafter referred to as the “Transaction Documents”) on September 3, 2020, and that the equity of TuanChe Internet Information Service (Beijing) Co., Ltd. (hereinafter referred to as “Beijing Tuanche”) held by and registered under the name of Lan Zhiwen will be disposed of in accordance with the provisions of the following Transaction Documents:

(i) The Equity Pledge Agreement executed by and among TuanYuan Internet Technology (Beijing) Co., Ltd. (hereinafter referred to as the “WFOE”), Beijing Tuanche and all shareholders thereof; and

(ii) the Exclusive Call Option Agreement executed by and among the WFOE, Beijing Tuanche and all shareholders thereof;

(iii) the Power of Attorney.

I acknowledge that I do not enjoy any interest to the equity of Beijing Tuanche, and undertake that I will not file any claim in respect of the equity of Beijing Tuanche. I further acknowledge that no additional authorization or consent by me is required for the performance and further modification or termination of the Transaction Documents by Lan Zhiwen.

I undertake that I will execute all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents (as amended from time to time).

I agree and undertake that if for any reason I obtain any equity of Beijing Tuanche, I shall be bound by the Transaction Documents (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Tuanche and, for that purpose, once requested by the WFOE, execute a series of written documents, the format and content of which are basically the same with that of the Transaction Documents (as amended from time to time).

I further acknowledge, undertake and warrant that, under any circumstances, including but not limited to my divorce with my spouse, my spouse has the right to independently dispose of the equity of domestic-funded enterprises held by him and the corresponding assets, and I will not take any action which may affect or interfere with the performance by my spouse of his obligations under the Transaction Documents.

The conclusion, validity, interpretation, performance, modification and termination hereof and the settlement of disputes arising from this Consent Letter shall all be governed by the Chinese laws. Any dispute arising from the interpretation and performance hereof shall first of all be settled by the signatories hereto through friendly negotiation. Where the dispute is still not settled within thirty (30) days upon written notification by a Party to the other Parties requesting for the settlement of the dispute through negotiation, any Party may submit the dispute to China International Economic and Trade Arbitration Commission for settlement in accordance with its arbitration rules. The arbitration shall be held in Beijing, and the language of the arbitration shall be Chinese. The arbitration award shall be final and binding upon the Parties.

Signature:	/s/ Xu Jieting

Name:	Xu Jieting

September 3, 2020

Consent Letter

(English Translation)

I, Zhu Ying (Identity Card number: ), the legal spouse of Zhou Zijing, hereby unconditionally and irrevocably agree that Zhou Zijing executes the following documents (hereinafter referred to as the “Transaction Documents”) on September 3, 2020, and that the equity of TuanChe Internet Information Service (Beijing) Co., Ltd. (hereinafter referred to as “Beijing Tuanche”) held by and registered under the name of Zhou Zijing will be disposed of in accordance with the provisions of the following Transaction Documents:

(i) The Equity Pledge Agreement executed by and among TuanYuan Internet Technology (Beijing) Co., Ltd. (hereinafter referred to as the “WFOE”), Beijing Tuanche and all shareholders thereof; and

(ii) the Exclusive Call Option Agreement executed by and among the WFOE, Beijing Tuanche and all shareholders thereof;

(iii) the Power of Attorney.

I acknowledge that I do not enjoy any interest to the equity of Beijing Tuanche, and undertake that I will not file any claim in respect of the equity of Beijing Tuanche. I further acknowledge that no additional authorization or consent by me is required for the performance and further modification or termination of the Transaction Documents by Zhou Zijing.

I undertake that I will execute all necessary documents and take all necessary actions to ensure the proper performance of the Transaction Documents (as amended from time to time).

I agree and undertake that if for any reason I obtain any equity of Beijing Tuanche, I shall be bound by the Transaction Documents (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Tuanche and, for that purpose, once requested by the WFOE, execute a series of written documents, the format and content of which are basically the same with that of the Transaction Documents (as amended from time to time).

I further acknowledge, undertake and warrant that, under any circumstances, including but not limited to my divorce with my spouse, my spouse has the right to independently dispose of the equity of domestic-funded enterprises held by him and the corresponding assets, and I will not take any action which may affect or interfere with the performance by my spouse of his obligations under the Transaction Documents.

The conclusion, validity, interpretation, performance, modification and termination hereof and the settlement of disputes arising from this Consent Letter shall all be governed by the Chinese laws. Any dispute arising from the interpretation and performance hereof shall first of all be settled by the signatories hereto through friendly negotiation. Where the dispute is still not settled within thirty (30) days upon written notification by a Party to the other Parties requesting for the settlement of the dispute through negotiation, any Party may submit the dispute to China International Economic and Trade Arbitration Commission for settlement in accordance with its arbitration rules. The arbitration shall be held in Beijing, and the language of the arbitration shall be Chinese. The arbitration award shall be final and binding upon the Parties.

Signature:	/s/ Zhu Ying

Name:	Zhu Ying

September 3, 2020